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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2006

                             SOUTHWEST WATER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                      0-8176                95-1840947
(State or Other Jurisdiction of       (Commission             (IRS Employer
Incorporation or Organization)        File Number)        Identification Number)

                              ONE WILSHIRE BUILDING
                       624 SOUTH GRAND AVENUE, SUITE 2900
                       LOS ANGELES, CALIFORNIA 90017-3782
          (Address of Principal Executive Offices, including zip code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entering into Material Definitive Agreement

On March 17, 2006, Southwest Water Company (the "Company") entered into an Employment Agreement (the "Agreement") with Anton C. Garnier, Chief Executive Officer of the Company. The Agreement provides for continued employment of Mr. Garnier for two years from the date of hire of a new Chief Executive Officer. Mr. Garnier will continue to be eligible for salary review, certain bonus programs and stock option awards subject to the review of the Compensation and Organization Committee and the Company Board of Directors. His Agreement provides for a continuing relationship with the Company in the form of consulting based on the needs of the Company at that time.


Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

10.25  Employment Agreement for Anton C. Garnier



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          SOUTHWEST WATER COMPANY


                                          By:  /S/ SHELLEY A. FARNHAM
                                               ---------------------------------
                                               Shelley A. Farnham
                                               V.P. Human Resources & Secretary


Dated:  March 17, 2006